UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2023

Zalatoris II Acquisition Corp*

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40686	N/A
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

31 Hudson Yards, 11th Floor

New York, New York 10005

(Address of principal executive offices, including zip code)

(646) 450-2536

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

* Formerly called XPAC Acquisition Corp. As a result of the Name Change Amendment Proposal referred to herein having been approved and implemented on July 27, 2023, the name of the Company has been changed to Zalatoris II Acquisition Corp.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	ZLSWU*	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	ZLS*	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ZLSWW*	The Nasdaq Stock Market LLC

* The Trading Symbols shall change from XPAXU, XPAX and XPAXW and such charges are expected to take effect on July 28, 2023, as described in this Current Report on Form 8-K.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Letter Agreement

On July 27, 2023, XPAC Acquisition Corp. (now called Zalatoris II Acquisition Corp, as described herein), a Cayman Islands exempted company (the “Company”), XPAC Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”) and each of the insiders named therein entered into an amendment (the “Amendment”) to that certain letter agreement dated as of July 29, 2021 entered into between the Company, the Sponsor and the insiders named therein (the “Letter Agreement”).

Entry into the Amendment was authorized by the Letter Agreement Amendment Proposal (as defined below), which was approved by the shareholders of the Company in the Shareholder Meeting (as defined below).

Pursuant to the Amendment, the parties thereto agreed that, notwithstanding any other provision of the Letter Agreement, the Transfer of Founder Shares or Private Placement Warrants, directly or indirectly, to J. Streicher Holdings, LLC or its affiliates shall not be restricted by the Letter Agreement (each of the foregoing capitalized terms not defined herein having the meaning given to such terms in the Amendment).

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1, which is incorporated herein by reference.

Joinder to Letter Agreement

On July 27, 2023, the Company, the Sponsor and J. Streicher Holdings, LLC (the “New Sponsor”) entered into a joinder (the “Joinder”) to the Letter Agreement.

Entry into the Joinder was a condition to the consummation of the transactions contemplated by the Purchase and Sponsor Handover Agreement (as defined below).

Pursuant to the Joinder, the New Sponsor agreed, with effect from the date of the Joinder, to join as a party to the Letter Agreement and assume the obligations of the Sponsor under the Letter Agreement as if the New Sponsor had been named as the Sponsor in the Letter Agreement.

The foregoing description of the Joinder does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.2, which is incorporated herein by reference.

Waiver to Promissory Note

On July 27, 2023, the Sponsor and the Company entered into a waiver (the “Promissory Note Waiver”) to that certain Promissory Note, dated March 19, 2021, by and between the Sponsor and the Company (the “Promissory Note”).

Pursuant to the Promissory Note Waiver, the Sponsor irrevocably and unconditionally waived its right to receive any payment from the Company of the principal balance of, and any other amounts payable under, the Promissory Note.

The foregoing description of the Promissory Note Waiver does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.3, which is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Items 5.03, 5.07 and 8.01 of this Current Report on Form 8-K is incorporated into this Item 3.03.

On July 27, 2023, the Company held an extraordinary general meeting of shareholders of the Company (the “Shareholder Meeting”). The proposals to be voted upon by the shareholders of the Company were described in the Company’s proxy statement dated July 10, 2023 (the “Proxy Statement”) that was mailed to the shareholders of the Company. In the Shareholder Meeting, shareholders of the Company approved each of the following proposals:

(i)	Proposal No. 1 - The Extension Amendment Proposal (the “Extension Amendment Proposal”);

(ii)	Proposal No. 2 – The Redemption Limitation Amendment Proposal (the “Redemption Limitation Amendment Proposal”);

(iii)	Proposal No. 3 – The Name Change Amendment Proposal (the “Name Change Amendment Proposal”); and

(iv)	Proposal No. 4 – The Letter Agreement Amendment Proposal (the “Letter Agreement Amendment Proposal”),

each proposal as further described below and more fully described in the Proxy Statement.

The Company did not put Proposal No. 5 – The Adjournment Proposal (the “Adjournment Proposal”) to a vote of the shareholders of the Company at the Shareholder Meeting because each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal and the Letter Agreement Amendment Proposal were approved by the shareholders of the Company in the Shareholder Meeting, as described below.

Under Cayman Islands law, the amendments to the Company’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) took effect upon approval of each of the relevant proposals approved in the Shareholder Meeting.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 10, 2023, the Company filed with the Securities and Exchange Commission (the “SEC”) and mailed to its shareholders an information statement on Schedule 14f-1 in connection with a proposed change in majority control of the Company’s board of directors other than by a meeting of shareholders (the “Schedule 14F”). The proposed appointments and removals of directors of the Company described in this Item 5.02 were described in the Schedule 14F, which appointments would not become effective until the later of ten days after the mailing of the Schedule 14F and the completion of the Sponsor Handover (as defined below) pursuant to the terms of the Purchase and Sponsor Handover Agreement.

Appointment of Directors and Officers

On July 27, 2023, Paul Davis, Llewelyn Farquarhson, Adeel Rouf, Demetris Demitriou and Vik Mittal were appointed as directors of the Company, with Paul Davis being appointed as the Chairman of the board of directors of the Company. On July 27, 2023, Paul Davis was appointed as Chief Executive Officer of the Company and Llewelyn Farquarhson was appointed as Chief Financial Officer of the Company.

Removal of Directors and Officers

On July 27, 2023, Chu Chiu Kong, Ana Cabral-Gardner, Marcos Peixoto, Camilo Tedde and Denis Pedreira were removed as directors of the Company, with Chu Chiu Kong also being removed as the Chairman of the board of directors of the Company. On July 27, 2023, Chu Chiu Kong was removed as Chief Executive Officer of the Company, Guilherme Teixeira was removed as Chief Investment Officer of the Company and Fabio Kann was removed as Chief Financial Officer of the Company. There was no known disagreement with any of the outgoing directors or officers on any matter relating to the Company’s operations, policies or practices.

Certain Information Concerning New Directors and Officers

The following sets forth certain information concerning each new director and officer’s past employment history, directorships held in public companies, if any, and their qualifications for service on the Company’s board of directors.

Paul Davis, Chairman and Chief Executive Officer

Mr. Davis has served as the Chairman and Chief Executive Officer of Zalatoris Acquisition Corp (NYSE: TCOA) since June 2022. Mr. Davis has served as the Chief Operations Officer of J. Streicher Global Partners LLC, a subsidiary of J. Streicher Holdings, LLC, a global financial services company, since January 2019. Prior to joining the J. Streicher Global Partners LLC, Mr. Davis served as Managing Director of Black Swan Data Ltd, a London-based technology and data science company that produces predictive and analytical software. From December 2013 to March 2018, Mr. Davis served as Chief Executive Officer of Black Swan Edge Ltd, a company specializing in raising capital via structured products for small and medium-sized enterprises, institutions, and corporations across Europe, America, and Asia. Under his leadership, Black Swan Edge Ltd experienced significant growth and success, culminating in the sale of the company in March 2018. From July 2007 to December 2013, Mr. Davis served as the Business Development Manager of DVV Media Group GmbH (“DVV”) following its acquisition of part of the Reed Business Information Ltd (“RBI”) portfolio. Prior to joining DVV, Mr. Davis was a sales manager at RBI from 2004 to 2007, which is now the merged company LexisNexis Risk Solutions, Inc., a subsidiary of RELX PLC (NYSE: RELX) (f/k/a Reed Elsevier Group PLC).

Llewelyn Farquarhson, Chief Financial Officer and Director

Mr. Farquharson has over 30 years of knowledge gained in international business, commencing his professional career with Price Waterhouse. After 11 years with PwC in audit and advisory services, he was invited by a client to join telecoms start-up company Jinny Software as hire number five. Mr. Farquharson was also a board member of YOY. He now works with entrepreneurs, lending his expertise to enterprise owners helping them deliver their personal and corporate goals in the global market space.

Adeel Rouf, Director

Mr. Rouf Ennis has served as a Director of Zalatoris Acquisition Corp (NYSE: TCOA) since June 2022. Mr. Rouf will bring to the Company experience in the fields of investment banking, capital markets, and M&A, including his involvement in 6 (six) transactions with special purpose acquisition companies. Since 2023, Mr. Rouf has served as Chief Operating Officer of Northern Revival Acquisition Corp., a Cayman Islands exempted special purpose acquisition company (Nasdaq: NRAC, NRACU). Previously, from April 2021 to December 2022, Mr. Rouf served as Founder, Chief Financial Officer, and Advisor to the special purpose acquisition company that merged with Rubicon Technologies, Inc., a Delaware corporation (Nasdaq: RBT, RBT-WT) (NYSE: RBT). From June 2020 to January 2023 Mr. Rouf served as Senior Vice President of Altitude Acquisition Corp., a Delaware corporation (Nasdaq: ALTU, ALTUW), and has been involved with Investcorp India Acquisition Corp., a Cayman Islands exempted special purpose acquisition company (Nasdaq: IVCA). From April 2019 to June 2020, Mr. Rouf worked as an investment professional at FinTech Acquisition Corp. III, a Delaware corporation that merged with Paya, Inc. (Nasdaq: PAYA), a leading integrated payments and commerce solution provider. From April 2019 to June 2020, Mr. Rouf also worked as an investment professional at Insurance Acquisition Corp. I, which merged with Shift Technologies, Inc., a Delaware corporation (Nasdaq: SFT). Mr. Rouf was with J.P. Morgan Chase & Co.’s investment banking leveraged finance team executing debt finance transactions from June 2017 to May 2019. From March 2015 to June 2017, Mr. Rouf was an associate on Sumitomo Mitsui Banking Corporation’s finance team executing structured debt finance transactions. Mr. Rouf graduated from Baruch College with a BBA in accounting and received a Master of Science degree in sustainability management/energy finance from Columbia University

Demetris Demitriou, Director

Demetris Demitriou will serve as a Director. Mr. Demetris is a Fellow Certified Chartered Accountant with over 40 years of experience in audit, tax, and consulting. Mr. Demetris was one of the Founding Partners of DFK Demetriou Trapezaris and Managing Director of Demetriou & Associates Business Advisers. He was elected as the President of DFK International, the 6th largest Accounting Association globally, in 2014 and now holds the position of Lifetime President. Mr. Demetris actively contributes to the Institute of Certified Public Accountants (ICPAC) of Cyprus and holds significant roles within the organization. With experience as an approved licensed insolvency practitioner and a background in leading accounting firms, he provides guidance to clients. Currently Mr. Demetris serves on the Board of Directors of Atlas Pantou Group.

Vik Mittal, Director

Mr. Mittal is the Managing Member and Chief Investment Officer of Meteora Capital, LLC (“Meteora Capital”). Over Mr. Mittal’s 18 years on the buy side as a principal investor, he has deployed capital across event-driven investment strategies. Prior to Meteora Capital, Mr. Mittal was an investment professional and member of Glazer Capital, LLC (“GCM”), having joined GCM in 2005. Before transitioning to the buy side, Mr. Mittal was part of the founding team that launched Raymond James’ TMT investment banking practice in Palo Alto, California, in 2002 focusing on mid-market M&A and private placements. Mr. Mittal earned a B.S. in Finance from University of Florida, summa cum laude, and earned an MBA from NYU Stern School of Business. Mr. Mittal is also a CFA holder.

Paul Davis, Llewelyn Farquarhson, Adeel Rouf, Demetris Demitriou and Vik Mittal will not be compensated by the Company for their services as directors or officers.

Committees of the Board of Directors of the Company

The Company has standing audit, compensation, and nominating and corporate governance committees of the board of directors of the Company.

As a result of the appointments and removals of directors of the Company as described above, as of July 27, 2023, the membership of the audit, compensation, and nominating and corporate governance committees of the board of directors of the Company is as follows:

(i)	Audit Committee: Demetris Demitriou (as Chairman and audit committee financial expert), Adeel Rouf and Vik Mittal;

(ii)	Compensation Committee: Vik Mittal (as Chairman), Adeel Rouf and Demetris Demitriou; and

(iii)	Nominating and Corporate Governance Committee: Adeel Rouf (as Chairman), Demetris Demitriou and Vik Mittal.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 3.03 and in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

 On July 27, 2023, in the Shareholder Meeting, shareholders of the Company approved (i) the Extension Amendment Proposal, (ii) the Redemption Limitation Amendment Proposal, (iii) the Name Change Amendment Proposal, and (iv) the Letter Agreement Amendment Proposal (together, the “Shareholder Resolutions”), as further described in Item 5.07.

On July 27, 2023, the Company filed the Shareholder Resolutions with the Registrar of Companies of the Cayman Islands.

Therefore, as a result of the Name Change Amendment Proposal having been approved and implemented on July 27, 2023, the name of the Company has been changed to Zalatoris II Acquisition Corp.

The foregoing description is not intended to be complete and is qualified in its entirety by reference to the Shareholder Resolutions, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held the Shareholder Meeting on July 27, 2023, at 9.30 a.m., Eastern Time, at the offices of the Company located at 55 West 46th Street, 30th Floor, New York, New York, 10036, and virtually over the Internet via live webcast, solely with respect to the voting on (i) the Extension Amendment Proposal, (ii) the Redemption Limitation Amendment Proposal, (iii) the Name Change Amendment Proposal, and (iv) the Letter Agreement Amendment Proposal.

The Company did not put the Adjournment Proposal to a vote of the shareholders of the Company at the Shareholder Meeting because each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal and the Letter Agreement Amendment Proposal were approved by the shareholders of the Company.

Holders of an aggregate of 19,567,125 Class A ordinary shares, par value $0.0001 per share of the Company (“Class A Ordinary Shares”) and Class B ordinary shares, par value $0.0001 per share of the Company (“Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”) held of record as of June 29, 2023, the record date for the Shareholder Meeting (the “Record Date”), were present in person or by proxy, representing approximately 71.3% of the outstanding Ordinary Shares as of the Record Date, which constituted a quorum for the transaction of business at the Shareholder Meeting.

The following is a brief description of the final voting results for each of the proposals submitted to a vote of the shareholders of the Company in the Shareholder Meeting.

Proposal No. 1 - The Extension Amendment Proposal

 To amend, by way of special resolution, the Memorandum and Articles of Association, as set forth in Annex A of the Proxy Statement to extend the date (the “Termination Date”) by which the Company has to consummate a Business Combination from August 3, 2023 (the date which is 24 months from the closing date of the Company’s initial public offering (the “IPO”) (the “Original Termination Date”) on a monthly basis for up to twelve times by an additional one month each time after the Original Termination Date, by resolution of the Company’s board of directors up to August 3, 2024 (the date which is 36 months from the closing date of the IPO), or a total of up to twelve months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto or such earlier date as determined by the Company’s board of directors.

 The Extension Amendment Proposal was approved. The voting results of the Extension Amendment Proposal were as follows:

For	Against	Abstain
18,663,742	803,294	100,089

Proposal No. 2 – The Redemption Limitation Amendment Proposal

To amend, by way of special resolution, the Company’s Memorandum and Articles of Association, as provided by the second resolution in the form set forth in Annex A to the Proxy Statement to eliminate from the Memorandum and Articles of Association the limitation that the Company shall not redeem Class A Ordinary Shares included as part of the units sold in the IPO to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001.

The Redemption Limitation Amendment Proposal was approved. The voting results of the Redemption Limitation Amendment Proposal were as follows:

For	Against	Abstain
18,663,717	803,319	100,089

 Proposal No. 3 – The Name Change Amendment Proposal

To amend, by way of special resolution, the Company’s Memorandum and Articles of Association, as provided by the third resolution in the form set forth in Annex A to the Proxy Statement to change the name of the Company from “XPAC Acquisition Corp.” to “Zalatoris II Acquisition Corp”.

The Name Change Amendment Proposal was approved. The voting results of the Name Change Amendment Proposal were as follows:

For	Against	Abstain
18,663,242	803,294	100,589

Proposal No. 4 – Letter Agreement Amendment Proposal

 To amend, by way of ordinary resolution, the Letter Agreement, dated July 29, 2021, by and among the Sponsor, the officers and directors of the Company and the Company, to allow the Sponsor to transfer its holdings in XPAC, directly or indirectly, to J. Streicher Holdings, LLC or its affiliates prior to the expiration of the applicable lock-up, a copy of such amendment being set forth in Annex B to the Proxy Statement.

The Letter Agreement Amendment Proposal was approved. The voting results of the Letter Agreement Amendment Proposal were as follows:

For	Against	Abstain
18,663,217	803,294	100,614

Under Cayman Islands law, the amendments to the Memorandum and Articles of Association took effect upon approval of each of the relevant proposals approved in the Shareholder Meeting.

Item 8.01.	Other Events.

Redemption of Class A Ordinary Shares

Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their Class A Ordinary Shares for cash, regardless of whether they voted for or against, or whether they abstained from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal, any shareholder holding Class A Ordinary Shares was entitled to demand that the Company redeem such shares for a full pro rata portion of the Company’s trust account established in connection with the IPO (the “Trust Account”).

In connection with the approval of the Extension Amendment Proposal in the Shareholder Meeting held on July 27, 2023, holders of 15,446,457 Class A Ordinary Shares properly exercised their right to redeem their Class A Ordinary Shares for cash at a redemption price of approximately $10.41 per Class A Ordinary Share, for an aggregate redemption amount of approximately $160,732,917 (the “Redemptions”). After the satisfaction of the Redemptions, the balance in the Trust Account will be approximately $67,790,468. The proceeds of the Trust Account will be held in a non-interest bearing account while awaiting disbursement to the relevant holders of Class A Ordinary Shares in satisfaction of the Redemptions. Record holders will receive their pro rata portion of the proceeds of the Trust Account by delivering their Class A Ordinary Shares to Continental Stock Transfer & Trust Company, the Company’s transfer agent. Beneficial owners of Class A Ordinary Shares held in “street name,” however, will not need to take any action in order to receive the redemption amount.

Prior to the Redemptions, the Company had 21,961,131 Class A Ordinary Shares outstanding. Following the Redemptions, 6,514,674 Class A Ordinary Shares remain outstanding.

Completion of Sponsor Handover

As previously disclosed by the Company, including in a Current Report on Form 8-K filed with the SEC on July 10, 2023, the Company entered into a purchase and sponsor handover agreement (the “Purchase and Sponsor Handover Agreement”) with the New Sponsor and the Sponsor, pursuant to which, subject to satisfaction of certain conditions, (i) the Sponsor agreed to sell, and the New Sponsor agreed to purchase, 4,400,283 Class B Ordinary Shares, and 4,261,485 private placement warrants to acquire 4,261,485 Class A Ordinary Shares held by the Sponsor, for a total purchase price of $250,000, and (ii) the New Sponsor agreed to become the Sponsor of XPAC (together, the “Sponsor Handover”). The New Sponsor also agreed to reimburse the Sponsor for $25,000 of legal fees and other expenses incurred by the Sponsor in connection with the transactions contemplated by the Purchase and Sponsor Handover Agreement.

On July 27, 2023, the Sponsor Handover was completed pursuant to the terms of the Purchase and Sponsor Handover Agreement.

The foregoing description of the Purchase and Sponsor Handover Agreement is not intended to be complete and is qualified in its entirety by reference to the Purchase and Sponsor Handover Agreement, a copy of which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 10, 2023 and incorporated herein by reference.

CUSIP and Trading Symbols

The CUSIP for the Class A Ordinary Shares has not changed as a result of the transactions and actions described herein and continues to be G9831X 106.

In due course, the Nasdaq trading symbol for (i) the Class A Ordinary Shares will be changed to “ZLS”, (ii) the Company’s units will be changed to “ZLSWU”, and the Company’s warrants will be changed to “ZLSWW”. Each of the foregoing proposed changes have been notified to The Nasdaq Stock Market LLC and are expected to become effective on July 31, 2023.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Shareholder Resolutions dated July 27, 2023 pursuant to which the Amended and Restated Memorandum and Articles of Association of the Company were amended.
10.1	Amendment dated July 27, 2023 entered into between the Company, the Sponsor and the insiders named therein to the Letter Agreement dated July 29, 2021 entered into between the Company, the Sponsor and the insiders named therein.
10.2	Joinder dated July 27, 2023 entered into between the Company, the Sponsor and the New Sponsor to the Letter Agreement dated July 29, 2021 entered into between the Company, the Sponsor and the insiders named therein.
10.3	Waiver dated July 27, 2023 entered into between the Sponsor and the Company to the Promissory Note dated March 19, 2021 entered into between the Sponsor and the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZALATORIS II ACQUISITION CORP

By:	/s/ Paul Davis
Name:	Paul Davis
Title:	Chairman and Chief Executive Officer

Dated: July 27, 2023